UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2017
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110	92121
San Diego, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On January 18, 2017, Ligand Pharmaceuticals, Inc. (the “Company” or “Ligand”), announced the following information related to its anticipated financial reporting.
Revenue Recognition - ASC 606
In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification Topic 606, Revenue From Contracts With Customers, which is intended to provide a single, comprehensive revenue recognition model for all contracts with customers and thereby improve comparability within industries, across industries, and across capital markets. Companies must adopt the standard after January 1, 2017 and no later than January 1, 2018. The revenue standard contains principles that an entity, including Ligand, will apply to determine the measurement and timing of when revenue is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. The new guidance requires companies to apply the following steps: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, the Company satisfies a performance obligation. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash pursuant to a customer contract.
The Company anticipates this standard will have a material impact on its consolidated financial statements. While the Company is continuing to assess all potential impacts of the standard, the Company currently believes the most significant impact relates to its accounting for revenues related to royalties, and contingent “milestone” based payments. The Company expects revenue related to Captisol material sales to remain unchanged. Under the new standard the Company expects to recognize royalties on sales of products commercialized by its partners when those products are sold by the partner, rather than when such payments are reported to the Company, which historically have been one quarter after the products are sold. Ligand has historically booked substantially all of its royalties on a one quarter lag basis. The Company also expects to recognize revenue associated with contingent milestone-based payments at the time the contingent event is highly probable to be met, rather than when the milestone is achieved. However, given the nature of the majority of potential milestones owed to Ligand, and the inherent risk involved in developing drugs, there are a significant number of milestones that will not be impacted.

The guidance permits two methods of adoption: retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (the modified retrospective method). The Company currently intends to use the modified retrospective method when it adopts the new accounting standard. Ligand continues to evaluate the timing for when it will adopt ASC 606.
In order to obtain the most information from its partnered programs and related milestone and royalty payments, Ligand expects that its quarterly reporting will take place near the end of the allowable time frame for reporting, beginning with its reporting and conference call for the quarter ended December 31, 2016.

Presentation of Non-GAAP Measures
Prior to the quarter ended December 31, 2016, the Company’s reported non-GAAP adjustments included an adjustment to tax expense as calculated in accordance with generally accepted accounting principles (“GAAP”) to reflect non-GAAP earnings per share (EPS) on a cash-tax basis. Beginning with the Company’s earnings release for the period ended December 31, 2016, the Company will disclose non-GAAP EPS on a fully-taxed basis on guidance provided in the Compliance and Disclosure Interpretations issued be the Securities and Exchange Commission. Actual cash taxes paid will not change due to this revised disclosure practice. The Company plans to continue to publish the amount of cash taxes paid in a separate footnote to its adjusted financial measures calculations, as well as provide a reconciliation for the quarter ended December 31, 2016 to the previously reported non-GAAP results.
The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.
Caution Regarding Forward-Looking Statements
Certain statements in this report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan,” “continue,” “expect,” “anticipate,” “intend,” “predict,” “project,” “estimate,” “likely,” “believe,” “might”, “seek,” “may,” “will,” “remain,” “potential,” “can,” “should,” “could,” “future” and similar expressions, or the negative of those expressions. Such forward-looking statements include the Company’s plans on when to adopt the new revenue recognition standard and the impact the standard will have on its financial statements, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include changes to the Company’s final determination of the impact of the revenue recognition standard on its consolidated financial statement, the risk that subsequent events may occur that would require the Company to make additional adjustments to its consolidated financial statements and the Company's anticipated adjustments for 2016 and subsequent periods, the failure of the Company to file its periodic reports on a timely basis, the possibility that one or more material weaknesses in the Company’s internal control over financial reporting may be identified in connection with the ongoing review of the revenue recognition standard. Consideration should be given to the areas of risk described above, and additional information concerning these and other risk factors affecting the Company can be found in the Company’s public periodic filings with the Securities and Exchange Commission available at www.sec.gov. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law. Any forward-looking statements contained in this Current Report on Form 8-K represent the Company's views only as of the date of this Current Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
Date: January 18, 2017	By: /s/ Matthew Korenberg Name: Matthew Korenberg Title: Vice President, Finance and Chief Financial Officer